UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

ZIEGLER FAMCO COVERED CALL FUND
_	CLASS A (CACLX)
_	CLASS C (CCCLX)
_	INSTITUTIONAL CLASS (CICLX)

ZIEGLER FLOATING RATE FUND
_	CLASS A (ZFLAX)
_	CLASS C (ZFLCX)
_	INSTITUTIONAL CLASS (ZFLIX)

ANNUAL REPORT TO SHAREHOLDERS

September 30, 2016

www.zcmfunds.com

Table of Contents

Ziegler FAMCO Covered Call Fund
Shareholder Letter	1
Performance Summary	4
Allocation of Portfolio Holdings	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Ziegler Floating Rate Fund
Shareholder Letter	15
Performance Summary	18
Allocation of Portfolio Holdings	19
Schedule of Investments	20
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	25
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	34
Expense Example	35
Approval of Investment Advisory Agreement	37
Other Information	39
Trustees and Officer Information	40
Privacy Notice	43

Ziegler FAMCO Covered Call Fund
 Annual Period Ending September 30, 2016

Dear Investor:

We are pleased to present you with the Annual Report of Ziegler FAMCO Covered Call Fund (the “Fund”) for the fiscal year ended September 30, 2016.

For the 10-month period since inception on November 30, 2015 through September 30, 2016, the Fund’s return on a net asset value basis was 2.71% for Class A shares, 2.10% for Class C shares and 2.92% for Institutional Class shares, including dividends of $0.27 per share for Class A shares, $0.14 per share for Class C shares and $0.32 per share for Institutional Class shares.

Market Environment
 Bond yields are near all-time lows and, after seven years of an equity bull market, equity valuations have become less attractive. In this investment environment, an allocation to a conservative equity strategy that holds reasonably valued equities appears prudent. The Fund’s investment strategy, which combines high quality equities with written call options for potential downside protection, seeks to provide investors with a low beta, lower volatility equity vehicle.

While overall Gross Domestic Product growth has been below initial economic forecasts this year, there are relative bright spots in the economy that impact our portfolio positioning. Tighter labor markets, signs of increasing wages, low gas prices and low interest rates provide a favorable backdrop for increased consumer spending. As a result, we are overweight the consumer sector in the Fund’s portfolio. Housing is another area of potential strength as bank lending for residential loans has steadily increased along with continued employment gains. As more people become employed for longer periods, more people will qualify for a mortgage. Lastly, we continue to favor companies with strong excess cash flows. In the current slow growth environment, where growth opportunities have been relatively limited, large corporations have continued to return record amounts of cash to shareholders through both dividend payments and share buybacks.

Performance Discussion
From its inception on November 30, 2015 to the end of the fiscal period on September 30, 2016, Institutional Class shares of the Fund returned 2.92% compared to the benchmark BXM Index return of 3.47%. During the quarter ending 9/30/2016, the Institutional Class shares of the Fund returned 2.63%, outperforming the benchmark BXM Index return of 1.83%. The standard deviation of daily returns year-to-date through 9/30/2016 was 14.3% for the S&P 500 Index, and 10.3% for the Fund. Higher quality equity holdings and downside protection from the call options were the keys to reducing risk by nearly 1/3 compared to the S&P 500.

During the quarter, allocation and stock selection were strong in Consumer Staples as we avoided many of the overvalued names in the sector which had negative returns. Our underweight to Health Care providers contributed positively to returns while our Aerospace and Defense overweight detracted from returns. Our underweight allocation to the Technology sector also detracted from returns, as this was the top performing sector during the quarter. We continue to favor companies with a history of above average dividends, reasonable valuations and attractive call option premiums.

Outlook
Shortly after the end of the Fund’s fiscal year, we announced our recommendation to liquidate the Fund by October 31, 2016. Unfortunately, at current asset levels, the Fund’s expenses were too large for us to continue to incur.

We truly value the trust and confidence you placed in us by making an investment in the Fund over the past 10 months.

Sincerely,

Wiley D. Angell	Sean C. Hughes, CFA
Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

Short term performance in particular is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

Opinions expressed are those of the Investment Manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments section of this report.

An investment in the Fund is subject to risk and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund include equity securities risk, large capitalization companies risk, market risk, ADR risk, foreign securities risk, management risk, investment strategy risk, options risk, small- and mid-capitalization company risk, and new fund risk.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the exercise price can result in the exercise of a written option when the Fund may not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss being realized by the Fund; writing covered call options limits the potential appreciation that could be realized on the underlying equity security to the extent of the exercise price of the option. As such, an option over- but underperform in rising bull markets.

The report must be preceded or accompanied by a prospectus.

The CBOE S&P 500 BuyWrite Index (ticker symbol BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.

The S&P 500 Index is a broad market index that tracks the performance of 500 leading stocks from major industries of the U.S. economy. The index is generally considered representative of the U.S. large capitalization market.

Beta measures the sensitivity of rates of return on a fund to general market movements.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Standard Deviation is a statistical measure of the historical volatility of a mutual fund or portfolio.

It is not possible to invest directly in an index.

The Ziegler FAMCO Covered Call Fund is distributed by Quasar Distributors, LLC.

Ziegler FAMCO Covered Call Fund
PERFORMANCE SUMMARY
September 30, 2016 (Unaudited)

Comparison of a Hypothetical $10,000 Investment in the
Ziegler FAMCO Covered Call Fund - Institutional Class* and S&P 500 TR Index

Total returns
For the period ended September 30, 2016

Since Inception
Ziegler FAMCO Covered Call Fund*
Class A	2.71%
Class C	2.10%
Institutional Class	2.92%
S&P 500 TR	6.14%

*	Fund inception date was November 30, 2015.

Ziegler FAMCO Covered Call Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2016 (Unaudited)

Ziegler FAMCO Covered Call Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2016

Number of Shares		Value
	COMMON STOCKS(1) — 100.6%
	FINANCIALS — 11.8%
3,700	American Express Co.	$236,948
900	BlackRock, Inc.	326,214
5,500	JPMorgan Chase & Co.	366,245
3,600	PNC Financial Services Group, Inc. (The)	324,324
		1,253,731
	INFORMATION — 6.4%
9,100	AT&T, Inc.	369,551
5,900	Verizon Communications, Inc.	306,682
		676,233
	CONSUMER DISCRETIONARY — 17.9%
300	AutoZone, Inc. *	230,502
13,800	Ford Motor Co.	166,566
8,800	General Motors Co. - Class C	279,576
3,400	Home Depot, Inc. (The)	437,512
4,300	Time Warner, Inc.	342,323
2,000	Walt Disney Co. (The)	185,720
1,600	Whirlpool Corp.	259,456
		1,901,655
	CONSUMER STAPLES — 8.2%
4,500	CVS Health Corp.	400,455
4,300	PepsiCo, Inc.	467,711
		868,166
	ENERGY — 2.8%
2,900	Chevron Corp.	298,468

	HEALTH CARE — 9.4%
1,000	Allergan PLC *	230,310
3,200	Johnson & Johnson	378,016
11,500	Pfizer, Inc.	389,505
		997,831
	INDUSTRIALS — 19.2%
1,700	Boeing Co. (The)	223,958
8,300	Delta Air Lines, Inc.	326,688
7,400	General Electric Co.	219,188
3,600	Honeywell International, Inc.	419,724
2,800	Raytheon Co.	381,164
2,400	Union Pacific Corp.	234,072
2,300	United Technologies Corp.	233,680
		2,038,474
	INFORMATION TECHNOLOGY — 18.7%
4,900	Apple, Inc.	553,945
13,500	Cisco Systems, Inc.	428,220
0	Dell Technologies Inc - VMware, Inc. *(2)(3)	4
10,300	Intel Corp.	388,825
1,500	International Business Machines Corp.	238,275
5,600	QUALCOMM, Inc.	383,600
		1,992,869
	MATERIALS — 3.3%
6,800	Dow Chemical Co. (The)	352,444

	UTILITIES — 2.9%
6,100	Southern Co. (The)	312,930

	TOTAL COMMON STOCKS
	(COST $10,317,597)	10,692,801

Ziegler FAMCO Covered Call Fund
SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2016

Number of Shares		Value
	SHORT-TERM INVESTMENT — 2.8%
295,204	Fidelity Institutional Money Market Funds - 0.276% (4)	$295,204
	TOTAL SHORT-TERM INVESTMENT
	(COST $295,204)	295,204

	TOTAL INVESTMENTS — 103.4%
	(Cost $10,612,801)	10,988,005
	Liabilities in Excess of Other Assets — (3.4)%	(355,970)
	TOTAL NET ASSETS — 100.0%	$10,632,035

Percentages are stated as a percent of net assets.

*	Non Income Producing.
(1)	All or a portion of Common Stock is subject to call options written and pledged as collateral except as noted.
(‘2)	Not pledged as collateral for options written.
(‘3)	Number of shares held is less than 1.
(‘4)	The rate is the annualized seven-day yield at period end.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS). GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a mark of MSCI and S&P and has been licensed for use by Ziegler Capital Management, LLC.

The accompanying notes are an integral part of these financial statments.

Ziegler FAMCO Covered Call Fund
SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2016

CALL OPTIONS WRITTEN - 2.4%	Expiration Date	Exercise Price	Contracts	Value
Allergan PLC	10/21/2016	240.00	5	$1,050
Allergan PLC	11/18/2016	240.00	5	2,825
American Express Co.	1/20/2017	65.00	37	9,065
Apple, Inc.	10/21/2016	105.00	28	23,099
Apple, Inc.	10/21/2016	110.00	12	4,650
Apple, Inc.	10/21/2016	114.00	5	730
Apple, Inc.	1/20/2017	105.00	4	4,140
AT&T, Inc.	10/21/2016	43.00	89	178
AT&T, Inc.	11/18/2016	41.00	2	115
AutoZone, Inc.	12/16/2016	740.00	3	13,649
BlackRock, Inc.	10/21/2016	360.00	8	7,000
BlackRock, Inc.	10/21/2016	370.00	1	375
Boeing Co. (The)	11/18/2016	135.00	17	3,927
Chevron Corp.	10/21/2016	100.00	29	10,802
Cisco Systems, Inc.	11/4/2016	31.50	27	1,566
Cisco Systems, Inc.	11/18/2016	31.00	108	13,121
CVS Health Corp.	1/20/2017	95.00	7	788
CVS Health Corp.	1/20/2017	97.50	38	2,451
Delta Air Lines, Inc.	10/21/2016	41.00	83	5,188
Dow Chemical Co. (The)	12/16/2016	55.00	68	5,508
Ford Motor Co.	12/16/2016	13.00	135	1,823
Ford Motor Co.	1/20/2017	12.75	3	93
General Electric Co.	10/21/2016	32.00	16	24
General Electric Co.	10/21/2016	31.00	57	314
General Electric Co.	11/18/2016	30.00	1	51
General Motors Co.	10/21/2016	32.00	88	4,400
Home Depot Inc. (The)	10/28/2016	129.00	31	6,123
Home Depot Inc. (The)	1/20/2017	130.00	3	1,253
Honeywell International, Inc.	12/16/2016	120.00	36	6,066
Intel Corp.	10/21/2016	34.00	84	32,339
Intel Corp.	10/21/2016	35.00	17	4,973
Intel Corp.	10/21/2016	37.00	2	272
International Business Machines Corp.	10/21/2016	160.00	7	2,328
International Business Machines Corp.	10/21/2016	165.00	8	1,140
Johnson & Johnson	10/21/2016	118.00	32	5,664
JPMorgan Chase & Co.	10/21/2016	67.50	55	3,823
PepsiCo., Inc.	10/21/2016	110.00	43	2,774
Pfizer, Inc.	10/21/2016	34.00	3	117
Pfizer, Inc.	11/18/2016	35.00	112	3,304
PNC Financial Services Group Inc. (The)	11/18/2016	87.50	25	9,625
PNC Financial Services Group Inc. (The)	11/18/2016	90.00	11	2,547
QUALCOMM, Inc.	10/21/2016	62.50	37	22,754
QUALCOMM, Inc.	11/18/2016	65.00	19	9,310
Raytheon Co.	11/18/2016	140.00	1	161
Raytheon Co.	11/18/2016	145.00	27	1,296
Southern Co. (The)	11/18/2016	52.50	3	198
Southern Co. (The)	11/18/2016	55.00	58	667
Time Warner, Inc.	10/21/2016	77.50	41	11,418
Time Warner, Inc.	10/21/2016	79.00	2	348
Union Pacific Corp.	11/18/2016	95.00	24	11,099
United Technologies Corp.	10/21/2016	103.00	1	94
United Technologies Corp.	11/18/2016	110.00	22	374
Verizon Communications, Inc.	10/21/2016	52.00	1	57
Walt Disney Co. (The)	1/20/2017	100.00	20	1,640
Whirlpool Corp.	12/16/2016	165.00	1	638
Whirlpool Corp.	12/16/2016	200.00	15	443

TOTAL CALL OPTIONS WRITTEN
(Premiums Received $270,879)				$259,777

The accompanying notes are an integral part of these financial statments.

Ziegler FAMCO Covered Call Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments in securities at value (cost $10,612,801)	$10,988,005
Receivables:
Investment securities sold	564,738
Fund shares sold	10,000
Dividends and interest	6,282
Due from Adviser	13,639
Prepaid expenses	18,604
Total assets	11,601,268

Liabilities:
Written options, at value (proceeds $270,879)	259,777
Payables:
Investment securities purchased	647,241
Fund shares redeemed	7,062
Distributions to shareholders	2,378
Distribution Fees (Note 6)	9,882
Trustees’ fees	622
Accrued other expenses and other liabilities	42,271
Total liabilities	969,233

Net Assets	$10,632,035

Components of Net Assets:
Capital (Unlimited number of shares authorized, $0.01 par value)	$10,361,308
Undistributed net investment income	11,587
Accumulated net realized loss on investments	(127,166)
Net unrealized appreciation on:
Investments	375,204
Written options	11,102
Net Assets	$10,632,035

Class A:
Net Assets	$1,377,373
Issued and Outstanding	54,226
Net Asset Value and Redemption Price	$25.40
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$26.95

Class C:
Net Assets	$4,002,261
Issued and Outstanding	157,720
Net Asset Value, Redemption Price* and Offering Price Per Share	$25.38

Class L:
Net Assets	$5,252,401
Issued and Outstanding	206,764
Net Asset Value, Redemption Price and Offering Price Per Share	$25.40

*	Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3.)

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Covered Call Fund
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2016*

Investment Income:
Dividend income	$175,380
Interest income	625
Total investment income	176,005

Expenses:
Administration and fund accounting fees	77,295
Advisory fees (Note 3)	52,427
Registration fees	41,714
Transfer agent fees and expenses	38,735
Distribution fees (Note 6)	29,280
Audit fees	15,992
Legal fees	12,293
Custody fees	8,848
Compliance Fee	8,625
Trustees’ fees	8,505
Shareholder reporting fees	7,993
Miscellaneous	5,199
Insurance fees	1,569
Total expenses	308,475
Expenses waived and reimbursed by the Adviser	(214,316)
Net expenses	94,159
Net investment income	81,846

Realized and Unrealized Gain (Loss) on Investments and Written Options
Net realized gain (loss) on:
Investments	58,345
Written options	(185,511)
Net realized loss	(127,166)
Net change in unrealized appreciation on:
Investments	375,204
Written options	11,102
Net change in unrealized appreciation	386,306
Net realized and unrealized gain on investments and written options	259,140

Net increase in Net Assets Resulting from Operations	$340,986

*Commencement of operations on November 30, 2015.

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Covered Call Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period November 30, 2015* Through September 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$81,846
Net realized loss on investments and written options	(127,166)
Net change in unrealized appreciation on investments and written options	386,306
Net increase in net assets resulting from operations	340,986

Distributions to shareholders:
From net investment income:
Class A Shares	(13,430)
Class C Shares	(19,535)
Institutional Class Shares	(49,281)
Total distributions to shareholders	(82,246)

Capital Transactions:
Net proceeds from shares sold:
Class A Shares	1,336,724
Class C Shares	4,276,406
Institutional Class Shares	5,340,124
Reinvestment of distributions:
Class A Shares	12,808
Class C Shares	12,461
Institutional Class Shares	48,762
Cost of shares repurchased:
Class A Shares	(70)
Class C Shares	(460,099)
Institutional Class Shares	(193,821)
Net increase in net assets from capital transactions	10,373,295
Total Increase in Net Assets	10,632,035

Net Assets:
Beginning of period	—
End of period	$10,632,035
Undistributed net investment income	$11,587

Capital Share Transactions:
Shares sold:
Class A Shares	53,715
Class C Shares	175,555
Institutional Class Shares	212,393
Shares reinvested:
Class A Shares	514
Class C Shares	500
Institutional Class Shares	1,950
Shares repurchased:
Class A Shares	(3)
Class C Shares	(18,335)
Institutional Class Shares	(7,579)
Net increase in shares outstanding	418,710

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Covered Call Fund
FINANCIAL HIGHLIGHTS
Class A Shares

Per Share Data for a Share Outstanding Throughout the Period.

	For the Period November 30, 2015* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.30	(1)
Net realized and unrealized gain on investments	0.37
Total Gain from Investment Operations	0.67

LESS DISTRIBUTIONS:
From net investment income	(0.27)
Total Distributions	(0.27)

Net Asset Value, End of Period	$25.40

Total Return(2)	2.71	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,377
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	4.51	%(4)
After fees waived / reimbursed by the Adviser	1.24	%(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	1.45	%(4)
Portfolio turnover rate(5)	68	%(3)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Covered Call Fund
FINANCIAL HIGHLIGHTS
Class C Shares

Per Share Data for a Share Outstanding Throughout the Period.

	For the Period November 30, 2015* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.14	(1)
Net realized and unrealized gain on investments	0.38
Total Gain from Investment Operations	0.52

LESS DISTRIBUTIONS:
From net investment income	(0.14)
Total Distributions	(0.14)

Net Asset Value, End of Period	$25.38

Total Return	2.10	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$4,002
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	5.26	%(3)
After fees waived / reimbursed by the Adviser	1.99	%(3)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	0.70	%(3)
Portfolio turnover rate(4)	68	%(2)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Covered Call Fund
FINANCIAL HIGHLIGHTS
Institutional Class Shares

Per Share Data for a Share Outstanding Throughout the Period.

	For the Period November 30, 2015* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.35	(1)
Net realized and unrealized gain on investments	0.37
Total Gain from Investment Operations	0.72

LESS DISTRIBUTIONS:
From net investment income	(0.32)
Total Distributions	(0.32)

Net Asset Value, End of Period	$25.40

Total Return	2.92	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,252
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	4.26	%(3)
After fees waived / reimbursed by the Adviser	0.99	%(3)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	1.70	%(3)
Portfolio turnover rate(4)	68	%(2)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Floating Rate Fund
 Annual Period Ending September 30, 2016

Dear Investor:

We are pleased to present you with the Annual Report of Ziegler Floating Rate Fund (the “Fund”) for the fiscal year ended September 30, 2016.

For the six-month period since inception on April 1, 2016 through September 30, 2016, the Fund’s return on a net asset value basis was 4.15% for Class A shares, 3.77% for Class C shares and 4.28% for Institutional Class shares.

We launched the Fund with $5 million in investment capital on April 1. Since that time, we are pleased with the growth in assets, ending the fiscal year with $35.9 million.

Market Environment
Reduced bank loan issuance coupled with an increased demand for bank loans has resulted in much of the bank loan market trading above par. In fact, it has been an opportune time to be issuing high yield debt if you are a higher rated borrower. Collateralized Loan Obligations (CLO) are still the biggest buyers of leveraged loans. However in 2016, CLO issuance totaling $38 billion is approximately 50% lower as compared to last year’s all-time high of $74 billion. As a result, loan prices continued to be high and spreads tight as many institutional buyers, including specialized credit funds, insurance companies and commercial banks, fuel the robust demand for leveraged loans.

Through August, leveraged loan issuance of $466 billion is down 19% as compared to the same period last year. Softness in refinancing activity has been the biggest driver of this decline. Currently, mergers and acquisitions (M&A) accounts for nearly 50% of new bank loan issuance, up 7% from 2015, leveraged buyouts (LBO) and other types of transactions represent 26%, down 19% from 2015. Both M&A and LBO are highly sensitive to stock market valuations. A higher stock market has historically resulted in lower M&A and LBO activity. More recently, anti-trust issues around companies considered too big to merge have caused a number of proposed M&A deals to deteriorate. Top industries in terms of new bank loan issuance year-to-date include Technology at $95 billion, Healthcare at $39 billion and Retail at $38 billion.

Performance Discussion
From the Fund’s inception on April 1, 2016 through September 30, 2016, Institutional shares of the Fund returned 4.28%, underperforming the benchmark Credit Suisse Leveraged Loan Index return of 5.93% by 165 basis points.  During the Fund’s first fiscal quarter, underperformance can be attributed to excess cash balances caused by the large, lumpy subscriptions during the quarter as well as the limitations on position size  and the need for diversity. In addition, we were not exposed to the distressed sectors which had outsized positive performance in the Fund’s first quarter.

More recently, underperformance can be attributed to larger than optimal excess cash balances caused by the need to keep excess liquidity until the uncommitted line of credit is established, as well as the limitations on position size and the need for diversity. In addition, we were not exposed to the distressed sectors which had outsized positive performance this quarter.

Outlook
The Leveraged Loan Market has recovered since the June 23rd “Brexit” dip as the average bid level reached 2016 highs on July 19th. We continue to believe the Leveraged Loan Market will tighten this quarter as supply is limited, with first half 2016 Institutional issuance down 14%. Institutional Leveraged Loans Outstanding are up 1.6% year-to-date, and we do not expect a significant change in that.

Consensus is building that the Federal Reserve will raise interest rates before the end of this year. From our perspective, growth in jobs, wages and consumer spending is fueling the Fed’s position. In light of these indicators, the Fed may believe the U.S. economy may be able to withstand a higher rate environment, and we expect additional rate increases if this growth continues.

We continue to focus on large cap, highly liquid loans given the continued ramping stage of the Fund. The cash balance was 9.7% at the end of the quarter and we expect it to range between 3% - 5% to account for redemptions. Given loans’ upside price action of 100 – 101 (limited call protection of 101), we will continue to trade those loans we feel have reached their potential, replacing them with loans with greater total return potential.

We would like to take this opportunity to thank you for the confidence and trust you have placed in us. We appreciate the opportunity to invest on your behalf.

Sincerely,

John D’Angelo	George Marshman
Senior Portfolio Manager	Senior Portfolio Manager

Joseph Schlim	Scott Roberts
Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

Short term performance in particular is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

Opinions expressed are those of the Investment Manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings, please refer to the Schedule of Investments section of this report.

An investment in the Fund is subject to risk and there can be no assurance that the Fund will achieve its investment objective.  The principal risks of investing in the Fund include bank loans and senior loans risk, borrowing and leverage risk, CLO risk, counterparty risk, credit risk, defaulted debt securities risk, floating rate securities risk, foreign securities risk, high yield securities risk, inflation risk, interest rate risk, investment risk, issuer risk, liquidity risk, loan interests risk, manager risk, market risk, new fund risk, regulatory risk, and unrated securities risk. Even though senior debtholders are in line to be repaid first in the event of bankruptcy, they will not necessarily receive the full amount they are owed. Please see the prospectus for more information.

The report must be preceded or accompanied by a prospectus.

The Credit Suisse Leveraged Loan Index is an unmanaged index that tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

It is not possible to invest directly in an index.

The Ziegler Floating Rate Fund is distributed by Quasar Distributors, LLC.

Ziegler Floating Rate Fund
PERFORMANCE SUMMARY
September 30, 2016 (Unaudited)

Comparison of a Hypothetical $10,000 Investment in the
Ziegler Floating Rate Fund - Institutional Class* and Credit Suisse Leveraged Loan Index

Total returns
For the period ended September 30, 2016

Since Inception
Ziegler Floating Rate Fund*
Class A	4.15%
Class C	3.77%
Institutional Class	4.28%
Credit Suisse Leveraged Loan Index	6.01%

*	Fund inception date was April 1, 2016.

Ziegler Floating Rate Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2016 (Unaudited)

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2016

Principal Amount		Rate(1)	Maturity	Value
	BANK LOANS — 93.6%
	AEROSPACE & DEFENSE - 1.4%
$500,000	American Airlines	3.25%	10/11/2021	$501,608

	AUTOMOTIVE - 2.1%
746,134	Avis Budget Car Rental, LLC.	3.34	3/15/2022	752,476

	BROADCAST RADIO & TELEVISION - 1.4%
40,909	Mission Broadcasting	3.00	9/26/2023	41,156
459,091	Nexstar Broadcasting, Inc.	3.00	9/26/2023	461,864
				503,020
	BUILDING & DEVELOPMENT - 2.8%
500,000	HD Supply, Inc.	3.59	10/16/2023	501,563
500,000	SRS Distribution Inc.	5.25	8/25/2022	498,750
				1,000,313
	BUSINESS EQUIPMENT & SERVICES - 20.7%
500,000	Blackboard Inc.	6.00	6/30/2021	496,875
498,671	BMC Software, Inc.	5.00	9/10/2020	482,075
1,000,000	Camelot UK Holdco Limited	4.75	10/3/2023	1,002,750
996,121	IG Investments Holdings LLC	6.00	10/29/2021	1,001,101
950,679	Microsemi Corporation	3.75	1/17/2023	961,151
497,475	TIBCO Software, Inc.	6.50	12/4/2020	491,478
165,563	USAGM HoldCo, LLC (3)	7.00	7/28/2022	166,184
834,437	USAGM HoldCo, LLC	5.50	7/28/2022	837,566
1,000,000	Vertafore, Inc.	4.75	6/30/2023	1,005,390
997,500	West Corporation	3.75	6/19/2023	1,003,236
				7,447,806
	CABLE & SATELLITE TELEVISION - 2.8%
997,500	Numericable U.S. LLC	5.00	1/16/2024	1,009,469

	CHEMICALS & PLASTICS - 4.1%
500,000	Road Infrastructure Investment, LLC	5.00	6/13/2023	505,208
975,000	U.S. Farathane, LLC	5.75	12/23/2021	979,875
				1,485,083
	CONTAINERS & GLASS PRODUCTS - 6.2%
949,868	Berry Plastics Corp.	3.75	10/3/2022	954,157
498,734	Novolex Holdings, Inc (Hilex Poly)	6.00	12/6/2021	503,412
765,548	Reynolds Group Holdings Inc.	4.25	2/6/2023	769,016
				2,226,585
	DRUGS - 2.1%
746,212	Amneal Pharmaceuticals LLC	4.50	11/1/2019	749,197

	ELECTRONICS/ELECTRIC - 4.2%
1,496,250	Prime Security Service Borrower, LLC	4.75	5/2/2022	1,512,962

	FINANCIAL INTERMEDIARIES - 6.9%
500,000	First Data Corp.	4.27	7/8/2022	503,473
994,987	First Eagle Holdings, Inc.	4.84	12/1/2022	998,301
997,500	Russell Investments US Institutional Holdco, Inc	6.75	6/1/2023	991,889
				2,493,663
	FOOD SERVICE - 4.0%
421,154	Advance Pierre Foods, Inc.	4.50	6/2/2023	425,207
997,500	US Foods, Inc.	4.00	6/27/2023	1,006,852
				1,432,059
	FOOD/DRUG RETAILERS - 1.4%
500,000	Dollar Tree Stores Inc.	3.06	7/6/2022	504,298

	HEALTH CARE - 7.7%
292,604	Alvogen Pharma US, Inc	6.00	4/4/2022	293,520
994,915	Kindred Healthcare, Inc.	4.25	4/9/2021	996,159
497,481	Pharmaceutical Product Development, Inc. (Jaguar Holdings)	4.25	8/18/2022	499,881
997,500	Prospect Medical Holdings, Inc.	7.00	6/30/2022	989,395
				2,778,955

Ziegler Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
As of September 30, 2016

Principal Amount		Rate(1)	Maturity	Value
	INDUSTRIAL EQUIPMENT - 1.4%
$531,659	Gardner Denver, Inc.	4.25	7/30/2020	$516,079

	LEISURE GOODS/ACTIVITIES/MOVIES - 1.4%
497,481	Life Time Fitness, Inc.	4.25	6/10/2022	498,680

	LODGING & CASINOS - 2.8%
997,500	Station Casinos LLC	3.75	6/8/2023	1,005,605

	PUBLISHING - 4.1%
487,078	Harland Clarke Holdings Corp.	7.00	5/22/2018	482,511
997,500	McGraw-Hill Global Education Holdings, LLC	5.00	5/4/2022	1,005,480
				1,487,991
	RETAILERS - 4.2%
500,000	Michaels Stores, Inc.	3.75	1/30/2023	502,658
248,750	NVA Holdings, Inc	5.50	8/16/2021	249,683
738,172	Pilot Travel Centers, LLC.	3.27	5/25/2023	744,863
				1,497,204
	TELECOMMUNICATIONS - 2.8%
498,737	WideOpenWest Finance, LLC	4.50	8/18/2023	497,361
500,000	Windstream Services, LLC	4.75	3/29/2021	502,500
				999,861
	UTILITIES - 9.1%
997,500	Calpine Corp.	3.84	5/31/2023	1,003,111
740,034	Essential Power, LLC	4.75	8/8/2019	743,967
1,496,250	NRG Energy, Inc.	3.50	6/30/2023	1,501,553
				3,248,631

	TOTAL BANK LOANS (COST $33,190,477)			33,651,545
Shares
	SHORT TERM INVESTMENT - 9.7%
3,485,069	STIT-Government & Agency Portfolio, 0.311% (2)			3,485,069

	TOTAL SHORT TERM INVESTMENT (COST $3,485,069)			3,485,069

	TOTAL INVESTMENTS — 103.3% (Cost $36,675,546)			$37,136,614
	Liabilities in Excess of Other Assets — (3.3)%			(1,202,007)
	TOTAL NET ASSETS — 100.0%			$35,934,607

Percentages are stated as a percent of net assets.

Footnotes:
(1)	Variable rates securities. Rates disclosed as of September 30, 2016.
(2)	Rate quoted is seven-day yield at period end.
(3)	Unfunded loan commitment.

The S&P’s industry classification was developed by and/or is the exclusive property of the Standard & Poor’s Financial Services, LLC (“S&P”) and has been licensed for use by Ziegler Capital Management, LLC.

The accompanying notes are an integral part of these financial statements.

Ziegler Floating Rate Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments in securities at value (cost $36,675,546)	$37,136,614
Cash	783,954
Receivables:
Investment securities sold	2,021,889
Fund shares sold	10,000
Dividends and interest	65,406
Due from Adviser	6,695
Prepaid expenses	28,304
Total assets	40,052,862

Liabilities:
Payables:
Investment securities purchased	4,065,267
Distributions to shareholders	5
Distribution Fees (Note 6)	58
Shareholder Servicing Fees - Institutional Class (Note 7)	1,112
Trustees’ fees	106
Accrued other expenses and other liabilities	51,707
Total liabilities	4,118,255

Net Assets	$35,934,607

Components of Net Assets:
Capital (Unlimited number of shares authorized, $0.01 par value)	$35,421,577
Undistributed net investment income	4,019
Accumulated net realized gain on investments and securities sold short	47,943
Net unrealized appreciation on investments	461,068
Net Assets	$35,934,607

Class A:
Net Assets	$132,491
Issued and Outstanding	5,140
Net Asset Value and Redemption Price	$25.78
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$26.92

Class C:
Net Assets	$62,267
Issued and Outstanding	2,418
Net Asset Value, Redemption Price* and Offering Price Per Share	$25.75

Class L:
Net Assets	$35,739,849
Issued and Outstanding	1,385,809
Net Asset Value, Redemption Price and Offering Price Per Share	$25.79

*	Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3.)

The accompanying notes are an integral part of these financial statements.

Ziegler Floating Rate Fund
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2016 *

Investment Income:
Interest income	$453,193
Total investment income	453,193

Expenses:
Advisory fees (Note 3)	82,290
Administration and fund accounting fees	48,283
Transfer agent fees and expenses	27,572
Registration fees	23,274
Audit fees	19,942
Custody fees	8,183
Compliance Fee	7,521
Shareholder reporting fees	4,995
Service Fee	4,540
Legal fees	3,434
Trustees’ fees	2,444
Miscellaneous	2,017
Distribution fees (Note 6)	143
Insurance fees	7
Total expenses	234,645
Expenses waived and reimbursed by the Adviser	(140,818)
Net expenses	93,827
Net investment income	359,366

Realized and Unrealized Gain on Investments
Net realized gain on investments	47,943
Net change in unrealized appreciation on investments	461,068
Net realized and unrealized gain on investments	509,011

Net increase in Net Assets Resulting from Operations	$868,377

*Commencement of operations on April 1, 2016.

The accompanying notes are an integral part of these financial statements.

Ziegler Floating Rate Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period April 1, 2016* Through September 30, 2016
Increase in Net Assets from:
Operations:
Net investment income	$359,366
Net realized gain on investments	47,943
Net change in unrealized appreciation on investments	461,068
Net increase in net assets resulting from operations	868,377

Distributions to shareholders:
From net investment income:
Class A Shares	(1,118)
Class C Shares	(193)
Institutional Class Shares	(354,036)
Total distributions to shareholders	(355,347)

Capital Transactions:
Net proceeds from shares sold:
Class A Shares	129,625
Class C Shares	62,000
Institutional Class Shares	40,193,132
Reinvestment of distributions:
Class A Shares	1,107
Class C Shares	186
Institutional Class Shares	347,481
Cost of shares repurchased:
Class A Shares	—
Class C Shares	—
Institutional Class Shares	(5,311,954)
Net increase in net assets from capital transactions	35,421,577
Total Increase in Net Assets	35,934,607

Net Assets:
Beginning of period	—
End of period	$35,934,607
Undistributed net investment income	$4,019

Capital Share Transactions:
Shares sold:
Class A Shares	5,097
Class C Shares	2,411
Institutional Class Shares	1,580,037
Shares reinvested:
Class A Shares	43
Class C Shares	7
Institutional Class Shares	13,538
Shares repurchased:
Class A Shares	—
Class C Shares	—
Institutional Class Shares	(207,766)
Net increase in shares outstanding	1,393,367

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class A Shares

Per Share Data for a Share Outstanding Throughout the Period.

	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.32	(1)
Net realized and unrealized gain on investments	0.72
Total Gain from Investment Operations	1.04

LESS DISTRIBUTIONS:
From net investment income	(0.26)
Total Distributions	(0.26)

Net Asset Value, End of Period	$25.78

Total Return(2)	4.15	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$132
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.07	%(4)
After fees waived / reimbursed by the Adviser	0.99	%(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	2.55	%(4)
Portfolio turnover rate(5)	23	%(3)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class C Shares

Per Share Data for a Share Outstanding Throughout the Period.

	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.35	(1)
Net realized and unrealized gain on investments	0.59
Total Gain from Investment Operations	0.94

LESS DISTRIBUTIONS:
From net investment income	(0.19)
Total Distributions	(0.19)

Net Asset Value, End of Period	$25.75

Total Return(2)	3.77	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$62
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.82	%(4)
After fees waived / reimbursed by the Adviser	1.74	%(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	2.74	%(4)
Portfolio turnover rate(5)	23	%(3)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Institutional Class Shares

Per Share Data for a Share Outstanding Throughout the Period.

	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.36	(1)
Net realized and unrealized gain on investments	0.71
Total Gain from Investment Operations	1.07

LESS DISTRIBUTIONS:
From net investment income	(0.28)
Total Distributions	(0.28)

Net Asset Value, End of Period	$25.79

Total Return	4.28	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$35,740
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.85	%(3)
After fees waived / reimbursed by the Adviser	0.74	%(3)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	2.83	%(3)
Portfolio turnover rate(4)	23	%(2)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

NOTE 1 – ORGANIZATION

The Ziegler FAMCO Covered Call Fund (the “Covered Called Fund”) and the Ziegler Floating Rate Fund (the “Floating Rate Fund” and, collectively, the “Funds”) are each a separate series of Trust for Advised Portfolios (the “Trust”). The Trust was organized on August 29, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Prior to January 1, 2014, the Trust was previously registered as the Ziegler Capital Management Investment Trust” “Ziegler Lotsoff Capital Management Investment Trust” and “Lotsoff Capital Management Investment Trust”.

The Funds are each registered as a diversified investment series of the Trust. The Covered Call Fund seeks long-term capital appreciation by investing in a portfolio of equity securities and writing (selling) call options. The Fund commenced operations on November 30, 2015. The Floating Rate Fund seeks to provide total return, comprised of current income and capital appreciation by investing in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments. The Fund commenced operations on April 1, 2016. The Funds offer three classes of shares: Class A, Class C and Institutional Class. Each class of shares represents an equal pro rata interest in each Fund, except that they have different expenses, which reflects the difference in the range of services provided to them. Income and expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on relative net assets on a daily basis.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Equity investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Options are valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Funds will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Ziegler Capital Management, LLC (the “Adviser” or “Ziegler”) or Valcour Capital Management, LLC in respect to the Floating Rate Fund under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”).

The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad levels and described below:

Level 1 -
quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -
observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Funds’ investments in each category investment type as of September 30, 2016:

Covered Call Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stock	$10,692,801	$—	$—	$10,692,801
Short-Term Investment	295,204	—	—	295,204
Total	$10,988,005	$—	$—	$10,988,005

Liabilities:
Call Options Written	—	(259,777)	—	(259,777)
Total	$—	$(259,777)	$—	$(259,777)

Floating Rate Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income:
Bank Loans	$—	$33,651,545	$—	$33,651,545
Short-Term Investment	3,485,069	—	—	3,485,069
Total	$3,485,069	$33,651,545	$—	$37,136,614

See the Schedule of Investments for further detail of investment classifications.

The Funds recognize transfers between Levels at the end of the reporting period. There were no transfers between Levels at period end.

There were no Level 3 securities held at period end.

(b) Derivatives – The Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Options Contracts – The Covered Call Fund normally writes (sell) covered call options on the equity securities held by the Fund to seek to protect the Fund from market decline and generate income. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Call options are sold up to the number of shares of the long equity positions. The premium paid to the writer is consideration for undertaking the obligations under the option contract. The writer of a covered call option forgoes all or a portion of the potential profit from an increase in the market price of the underlying security above the exercise price in exchange for the benefit of receiving the option premiums which provide some protection against the loss of capital if the underlying security declines in price.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains and are reported separately on the Statement of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying security transaction to determine the realized gain or loss. The Covered Call Fund receives premium income from the writing of options.

The premium amount and the number of option contracts written by the Covered Call Fund during the period ended September 30, 2016, were as follows:
	Number of Contracts	Premium Amount
Options outstanding at November 30, 2015*	—	$—
Options written	(6,962)	(1,079,845)
Options assignments	63	10,462
Option purchased to cover	4,504	705,021
Option expirations	778	93,483
Balance at September 30, 2016	(1,617)	$(270,879)
* Commencement of operations

The quarterly average number of written option contracts for the Fund was (1,296) for the period ended September 30, 2016.

(c) Federal Income Taxes - The Funds have elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of the net taxable income to their shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the period ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. The Funds have not currently filed any tax returns; generally, tax authorities can examine tax returns filed for the preceding three years.

(d) Distributions to Shareholders – The Funds record distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed quarterly for the Covered Call Fund and monthly for the Floating Rate Fund. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Funds may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Indemnifications – In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

(f) Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of September 30, 2016, there were no restricted securities held by the Funds.

(g) Other – The Funds record security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTE 3 – Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee based on the Funds’ average daily net assets at the annual rate of 0.80% for the Covered Call Fund and 0.65% for the Floating Rate Fund. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse each Fund to the extent necessary to maintain the ratio of ordinary operating expenses to average daily net assets, excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses for each share class such that it will not exceed the level set forth below:

Fund Name	Class A	Class C	Institutional Class
Covered Call Fund	1.24%	1.99%	0.99%
Floating Rate Fund	0.99%	1.74%	0.74%

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Funds, provided that the total operating expenses of the Funds, including the recoupment, do not exceed the established cap on expenses for that year. The amounts waived by the Funds for the period ended September 30, 2016 are reflected on the Statement of Operations, and are subject to potential recoupment by the Adviser until September 30, 2019.

There is a maximum initial sales charge of 5.75%, and 4.25% for Class A shares of the Covered Call Fund and Floating Rate Fund, respectively. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares for the Funds.

The Distributor retains a portion of the initial sales charge when shares are purchased through a service agent, and will retain the full amount if purchased through the Distributor. For the period ended September 30, 2016, Quasar retained $727 and $79 in sales charges on sales of the Class A shares of the Covered Call Fund and Floating Rate Fund, respectively. In addition, for the period ended September 30, 2016, CDSCs paid to the Adviser was $4,383 for Class C shares of the Covered Call Fund.

The Funds charge a 1.00% redemption fee on the redemption of Class A shares held for 60 days or less. There were no redemption fees for the period ended September 30, 2016.

NOTE 4 – Investment Transactions

Purchases and sales of investment securities (excluding options, short-term securities and U.S. government obligations) for each Fund for the period ended September 30, 2016, were as follows:

Covered Call Fund
Purchases	$16,088,879
Sales	$5,532,240

Floating Rate Fund
Purchases	$38,711,922
Sales	$5,581,758

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

NOTE 5 – Federal Income Tax Information

At September 30, 2016, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Covered Call	Floating Rate
	Fund	Fund

Cost of Investments	$10,644,859	$36,675,546
Gross Unrealized Appreciation	708,342	461,068
Gross Unrealized Depreciation	(365,196)	—
Net Unrealized Appreciation (Depreciation) on Investments	343,146	461,068

Undistributed ordinary income	11,587	51,962
Undistributed long-term capital gains	—	—
Accumulated earnings	11,587	51,962

Other accumulated gain (loss)	(84,006)	—
Total accumulated gain (loss)	$270,727	$513,030

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2016, permanent differences in book and tax accounting have been reclassified to capital, undistributed net investment income and accumulated realized gain (loss) as follows:

Increase (Decrease)
	Undistributed Net	Accumulated Net
	Investment Income	Realized Loss	Paid In Capital
Covered Call Fund	$11,987	$—	$(11,987)
Floating Rate Fund	$—	$—	$—

At September 30, 2016, the Covered Call Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Covered Call Fund	$85,102	—	$85,102

The tax character of distributions paid during the period ended September 30, 2016 was as follows:

Period Ended
September 30, 2016
Covered Call Fund:
Distributions Paid From:
Ordinary Income	$82,246
Total Distributions Paid	$82,246

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Period Ended
September 30, 2016
Floating Rate Fund:
Distributions Paid From:
Ordinary Income	$355,347
Total Distributions Paid	$355,347

 NOTE 6 – Distribution Plan

The Trust, on behalf of the Funds, adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its Class A and Class C shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00% of average daily net assets attributable to the Class A and Class C shares. For the period ended September 30, 2016, distribution fees incurred are disclosed on the Statement of Operations.

NOTE 7 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. On September 30, 2016, the Board of Trustees, on behalf of the Ziegler FAMCO Covered Call Fund, upon the recommendation of the Adviser, approved a plan of liquidation and dissolution of the Fund. Such liquidation took place as of the close of business on October 31, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios and the Shareholders of Ziegler FAMCO Covered Call Fund and Ziegler Floating Rate Fund

We have audited the accompanying statements of assets and liabilities of Ziegler FAMCO Covered Call Fund and Ziegler Floating Rate Fund (the “Funds”), each a series of shares of beneficial interest in Trust for Advised Portfolios, including the schedules of investments, as of September 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from commencement of operations (November 30, 2016 and April 1, 2016, respectively) to September 30, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian, agent banks and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ziegler FAMCO Covered Call Fund and Ziegler Floating Rate Fund as of September 30, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America

BBD, LLP

Philadelphia, Pennsylvania
 November 28, 2016

Ziegler Funds
EXPENSE EXAMPLE
September 30, 2016 (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
			Expenses
			Paid
	Beginning	Ending	During the
	Account Value	Account Value	Period(1)
Covered Call Fund
Class A
Actual Fund Return	$1,000.00	$1,039.20	$6.32
Hypothetical 5% Return	1,000.00	1,018.80	6.26
Class C
Actual Fund Return	1,000.00	1,035.70	10.13
Hypothetical 5% Return	1,000.00	1,015.15	10.02
Institutional Class
Actual Fund Return	1,000.00	1.040.40	5.05
Hypothetical 5% Return	1,000.00	1,020.05	5.00

Floating Rate Fund
Class A
Actual Fund Return	1,000.00	1,041.50	5.05
Hypothetical 5% Return	1,000.00	1,020.05	5.00
Class C
Actual Fund Return	1,000.00	1,037.70	8.86
Hypothetical 5% Return	1,000.00	1,016.13	8.77
Institutional Class
Actual Fund Return	1,000.00	1,042.80	3.78
Hypothetical 5% Return	1,000.00	1,021.30	3.74

Ziegler Funds
EXPENSE EXAMPLE
September 30, 2016 (Unaudited) (Continued)

(1)
Expenses for the Covered Call Fund are equal to the Fund’s annualized expense ratio of 1.24%, 1.99% and 0.99% for Class A, Class C and Institutional Class shares, respectively and for the Floating Rate Fund are 0.99%, 1.74% and 0.74% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by 183/366. The expense ratios for each Fund reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Ziegler Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2016 (Unaudited)

At a meeting held on February 22-23, 2016, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), considered the approval of an Investment Advisory Agreement (“Advisory Agreement”) with Ziegler Capital Management, LLC (“Ziegler” or the “Adviser”) and Sub-Advisory Agreement (“Sub-Advisory Agreements”) with Valcour Capital Management, LLC (“Valcour” or the “Sub-Adviser”), for the Ziegler Floating Rate Fund (the “Fund”), a new series of the Trust (the “Advisory Agreement”).  Ahead of the Board meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Adviser and the services to be provided by the Adviser and Sub-Adviser to the Fund under the Advisory Agreement and Sub-Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement and Sub-Advisory Agreement:

In considering the approvals of the Advisory Agreement and Sub-Advisory Agreement, the Board considered the following factors and made the following determinations.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities the Fund.  The Board took into account the oversight responsibilities of Ziegler, as the Adviser, over Valcour, as the Sub-Adviser, both in terms of investments as well as compliance monitoring.  The Board reviewed the proposed services that Ziegler would provide to the Fund, noting to what degree those services extended beyond portfolio management.  The Trustees also considered the structure of the compliance procedures at Ziegler and Valcour and the trading capability of Valcour.  The Board also considered the existing relationship between Ziegler and the Trust and between Ziegler and Valcour, as well as the Board’s knowledge of Ziegler’s operations, and noted that during the course of the prior year they had met with Ziegler in person to discuss various marketing and compliance topics, including the Adviser’s risk management process.  After reviewing the Adviser’s and Sub-Adviser’s compliance policies and procedures, the Board concluded that Ziegler and Valcour had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

•
As the Fund was newly created, the Board was unable to review the performance of that Fund.  The Board did consider the Sub-Adviser’s performance history with respect to its separately managed accounts or private investment funds with similar investment strategies and a similar portfolio management team.

•
The Trustees also reviewed the cost of the services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds.  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Ziegler were fair and reasonable.  The Board also considered that Valcour was not getting paid a sub-advisory fee on the Fund’s first $50 million in assets under management.

•
With respect to the Fund, the Trustees considered Ziegler’s assertion that, because the Fund is new, it is not yet able to determine whether there will be economies of scale in the management of the Fund.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

•
The Trustees considered the profitability of Ziegler and Valcour from managing the Fund.  In assessing Ziegler’s and Valcour’s profitability, the Trustees reviewed their financial information that was provided in the Board materials and took into account both the direct and indirect benefits to Ziegler and Valcour from managing the

Ziegler Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2016 (Unaudited)

Fund.  The Trustees concluded that Ziegler’s and Valcour’s profits from managing the Fund would likely not be excessive and, after a review of the relevant financial information, Ziegler and Valcour appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Ziegler Funds
OTHER INFORMATION (Unaudited)

Form N-Q
The Funds file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
The Funds file their proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Funds’ Form N-PX is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

For the period ended September 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Covered Call Fund	100.00%
Floating Rate Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended September 30, 2016, was as follows:

Covered Call Fund	100.00%
Floating Rate Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Covered Call Fund	0.00%
Floating Rate Fund	0.00%

Ziegler Funds
TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	2	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.

Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	2	None

David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	2	None

Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 70	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None

Interested Trustee(5)
Ian Martin 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC	2	None

Ziegler Funds
TRUSTEE AND OFFICER INFORMATION (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 41	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Vice President, Huntington Asset Services (2008 – 2011)	N/A	N/A
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 58	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).	N/A	N/A
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 35	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Senior Fund Administrator, Huntington Asset Services (2002 – 2011)	N/A	N/A
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (January 2012 to present); Contract Attorney, various law firms (2009-2012).	N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

Ziegler Funds
TRUSTEE AND OFFICER INFORMATION (Continued)

(5)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Adviser
Ziegler Capital Management, LLC
70 W. Madison Street, Suite 2400
 Chicago, Illinois 60602

Distributor
Quasar Distributors, LLC
615 East Michigan Street
 Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
 Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
 Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
 Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, David S. Krause and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Ziegler FAMCO Covered Call Fund
	BBD, LLP	BBD, LLP
	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$12,000	N/A
Audit-Related Fees	None	N/A
Tax Fees	$3,000	N/A
All Other Fees	None	N/A

Ziegler Floating Rate Fund
	BBD, LLP	BBD, LLP
	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$17,000	N/A
Audit-Related Fees	None	N/A
Tax Fees	$3,000	N/A
All Other Fees	None	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Ziegler FAMCO Covered Call Fund
	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Ziegler Floating Rate Fund
	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Ziegler FAMCO Covered Call Fund
Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	$3,000	None
Registrant’s Investment Adviser	None	None

Ziegler Floating Rate Fund
Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	$3,000	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date:  December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Christopher E. Kashmerick
  Christopher E. Kashmerick, President

Date:  December 6, 2016

By  /s/ Russell B. Simon
Russell B. Simon, Treasurer

Date:  December 6, 2016